                                                            Exhibit 10

                      CONSENT OF INDEPENDENT ACCOUNTANTS
                      ----------------------------------
We hereby consent to the use in the Statement of Additional Information constituting part of this Post-Effective Amendment No. 43 to the registration statement on Form N-4 (the "Registration Statement") of our reports dated February 19, 1997 and February 11, 1997, relating to the financial statements and selected per unit data and ratio of CG Variable Annuity Account I and the financial statements of Connecticut General Life Insurance Company, respectively, which appear in such Statement of Additional Information, and to the incorporation by reference of our reports into the Prospectus which constitutes part of this Registration Statement. We also consent to the reference to us under the heading "Independent Accountants" in such Statement of Additional Information.


/s/ PRICE WATERHOUSE LLP


PRICE WATERHOUSE LLP
Hartford, Connecticut
April 21, 1997